UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 8, 2006
ORION HEALTHCORP., INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16587	58-1597246
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)
1805 Old Alabama Road, Suite 350
Roswell, GA 30076
(Address of Principal Executive Offices) (Zip Code)
(678) 832-1800
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     In April 2005, our board of directors initiated a strategic plan designed to accelerate our growth and enhance our future earnings potential. The plan focused on our strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this plan, we completed a series of transactions involving the divestiture of non-strategic assets in 2005 and early 2006. In addition, we redirected financial resources and company personnel to areas that management believed would enhance long-term growth potential. A key component of our long-term strategic plan was the identification of potential acquisition targets that would increase our presence in the markets we serve and enhance stockholder value.
     We have identified several acquisition opportunities to expand our business that are consistent with our strategic plan. We have recently signed definitive agreements for the acquisition of two of these targets. The first acquisition involves the purchase of all of the issued and outstanding capital stock of Rand Medical Billing, Inc. Rand is a full service billing agency, providing medical billing exclusively for anatomic and clinical pathology practices located in Simi Valley, California.
     On September 8, 2006 we entered into a stock purchase agreement with Rand Medical Billing, Inc. and the stockholder of Rand to purchase all of the issued and outstanding capital stock of Rand for an aggregate purchase price of $9,365,333, subject to adjustments conditioned upon future revenue results. A portion of the purchase price is payable by our issuance of such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the Rand acquisition. The remainder of the purchase price is payable in a combination of cash and the issuance of an unsecured subordinated promissory note in the original principal amount of $1,365,333. At the closing of the Rand acquisition, $6,800,000 of the purchase price will be paid in cash and the balance will be placed in escrow (including the shares of our Class A Common Stock) pending resolution of the purchase price adjustments and subject to claims, if any, for indemnification.
     The second acquisition involves the purchase of all the issued and outstanding capital stock of two related companies, On Line Alternatives, Inc. (“OLA”) and On Line Payroll Services, Inc. (“OLP”) (collectively, “Online”).
     OLA is an outsourcing company providing data entry, insurance filing, patient statements, payment posting, collection follow-up and patient refund processing to medical practices. Most of OLA’s customers are hospital-based physician practices including radiology, neurology and emergency medicine. Customers also include some other specialties as plastic surgery, family practice, internal medicine and orthopaedics. All billing functions are the responsibility of OLA, and include credentialing and accounts payable processing. OLA also has a group of contract transcriptionists who work out of their homes and OLA offers these services to clients as well.
     OLP provides payroll processing services to small businesses, a few of which are also customers of OLA. OLP provides payroll services including direct deposit, time clock interface and tax reporting to clients in Alabama, Florida, Georgia, Louisiana, Mississippi, Tennessee and Texas.
     On September 8, 2006 we entered into a stock purchase agreement with OLA, OLP and the stockholders of each of OLA and OLP to purchase all of the issued and outstanding capital stock of both OLA and OLP for an aggregate purchase price of $3,310,924, subject to adjustments conditioned upon future revenue results. The purchase price is payable in a combination of cash and the issuance of unsecured subordinated promissory notes. At the closing of the On Line acquisition, $2,476,943 of the purchase price will be paid in cash and the remainder through the issuance of an unsecured subordinated promissory note in the original principal amount of $833,981. We also have an option to pay up to $75,000 of the purchase price in the form of an additional unsecured promissory note in lieu of cash at the closing.
     Each of the stock purchase agreements with Rand and On Line contains customary representations and warranties and terms and conditions to closing.
     In addition to the Rand and On Line agreements, we also entered into a Stock Purchase Agreement on September 8, 2006 with Phoenix Life Insurance Company (“Phoenix”) and Brantley Partners IV, L.P. (“Brantley IV”) (the “Stock Purchase Agreement”). Pursuant to the terms of the Stock Purchase Agreement, Phoenix and Brantley IV will purchase, for an aggregate purchase price of $4,650,000, shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation. Since our charter documents do not currently authorize the issuance of our Class D Common Stock, we have amended and restated our Certificate of Incorporation to provide for such shares and will submit these amendments to our stockholders for approval.
     As of September 5, 2006, Brantley IV owns 7,863,996 shares of our Class B Common Stock, warrants to purchase 20,455 shares of our Class A Common Stock and notes which are currently convertible into 1,358,054 shares of our Class A Common Stock (at the closing price of our Class A Common Stock on the record date of $0.25 per share). As of September 5, 2006, this represents 31.9% of our voting power and 52.4% of our voting power on an as converted basis (at the closing price of our Class A Common Stock on the record date of $0.25 per share). As of September 5, 2006, Brantley IV and its affiliates own 44.8% of our voting power and 60.5% of our voting power on an as converted basis (at the closing price of our Class A Common Stock on the record date of $.025 per share).
     Phoenix is a limited partner in Brantley IV and Brantley Partners V, L.P and has also co-invested with Brantley IV and its affiliates in a number of transactions. Phoenix does not currently own ,of record, any shares of our capital stock. Two of our directors, Paul H. Cascio and Michael J. Finn, are affiliated with Brantley IV and its related entities. Paul Cascio and Michael J. Finn serve as general partners of the general partner of Brantley Venture Partners III, L.P. (“Brantley III”) and Brantley IV and are limited partners in these funds. Neither Phoenix, Brantley IV nor Messrs. Cascio or Finn are affiliated with Brantley Capital Corporation. The advisor to Brantley III is Brantley Venture Management III, L.P. and the advisor to Brantley IV is Brantley Management IV, L.P.
     Brantley IV will purchase, for an aggregate purchase price of $1,650,000, such number of shares of Class D Common Stock representing upon conversion 6.875% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation.

     Phoenix will purchase, for an aggregate purchase price of $3,000,000, such number of shares of Class D Common Stock, representing upon conversion 12.5% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation.
     The Class D Common Stock , upon stockholder approval, will have the following rights and preferences:
•	The holders of the Class D Common Stock will have priority in certain distributions made to the other holders of Common Stock. The holders of the shares of Class D Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, will be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to 9% per annum on the Class D issuance amount, without compounding, from the date the Class D Common Stock is first issued.

•	In addition to receiving any accrued but unpaid distributions described above, the holders of the Class D Common Stock will have the right to receive distributions pari passu with the holders of the shares of the Class A Common Stock, assuming for purposes of such calculation that each share of Class D Common Stock represented one share of Class A Common Stock (subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation).

•	The holders of a majority of the Class D Common Stock have the ability to authorize any payment that might otherwise be considered a distribution for purposes of our amended and restated certificate of incorporation to be excluded from the distribution priority provisions described above.

•	Each share of Class D Common Stock will be entitled to one vote. The Class D Common Stock will vote together with all other classes of our Common Stock and not as a separate class, except as otherwise required by law or in the event of certain actions adversely affecting the rights and preferences of the Class D Common Stock as more fully specified in our certificate of incorporation.

•	At the option of each holder of Class D Common Stock, exercisable at any time and from time to time by notice to us, each outstanding share of Class D Common Stock held by such investor will convert into a number of shares of Class A Common Stock equal to the “Class D Conversion Factor” in effect at the time such notice is given. The Class D Conversion Factor will initially be one share of Class A Common Stock for each share of Class D Common Stock, subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation.

     On September 8, 2006 we also entered into a Note Purchase Agreement with Phoenix (the “Note Purchase Agreement,” and together with the Stock Purchase Agreements, the “Private Placement Agreements”). Pursuant to the terms of the Note Purchase Agreement, Phoenix will purchase, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes, due 2011, in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the warrants, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above and the shares of Class A Common Stock covered by the warrants but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation.
     Our senior unsecured subordinated promissory notes will bear interest at the combined rate of (i) 12% per annum payable in cash on a quarterly basis and (ii) 2% per annum payable in kind (meaning that the accrued interest will be capitalized as principal) on a quarterly basis, subject to our right to pay such amount in cash. The notes will be unsecured and subordinated to all of our other senior debt. Upon the occurrence and during the continuance of an event of default the interest rate on the cash portion of the interest shall increase from 12% per annum to 14% per annum, for a combined rate of default interest of 16% per annum. We may prepay outstanding principal (together with accrued interest) on the note subject to certain prepayment penalties and we are required to prepay outstanding principal (together with accrued interest) on the note upon certain specified circumstances.
     The warrants provide the holder with the right to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the warrants, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above and the shares of Class A Common Stock covered by the warrants but excluding certain of our outstanding options and warrants and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation. The warrants will be exercisable for five years from the date of issuance of the warrants at $0.01 per share.
     Some or all of the proceeds we receive upon consummation of the sale of the Class D Common Stock, senior unsecured subordinated promissory notes and warrants in the private placement, along with proceeds from senior bank financing and other funds available to us, will be used to finance a portion of the acquisitions of the Rand and On Line businesses, our purchase of certain shares of our Class B Common Stock from Brantley Capital Corporation, to repay certain outstanding senior indebtedness and for general working capital purposes.
     The obligations of Phoenix and Brantley IV to close under the Private Placement Agreements are subject to the satisfaction or waiver of many conditions in accordance with each of the Stock Purchase Agreement and Note Purchase Agreement, including:
•	receipt of approval from our stockholders of the amendments to our certificate of incorporation and issuance of our shares of Class D Common Stock and Class A Common Stock;

•	the absence of any material adverse change in our business and operations, and the business and operations of the Rand and On Line businesses, since June 30, 2006;

•	in the case of the Stock Purchase Agreement, the filing of our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and its acceptance thereof and our reservation of a sufficient number of shares of Class A common Stock for issuance on conversion of the Class D Common Stock;

•	the conversion to Class A Common Stock by Brantley IV of the entire unpaid principal amount of, including accrued but unpaid interest on, our convertible subordinated promissory notes in the aggregate original principal amount of $1,250,000;

•	consummation, in the case of the Stock Purchase Agreement, of the transactions contemplated by the Note Purchase Agreement and, in the case of the Note Purchase Agreement, of the transactions contemplated by the Stock Purchase Agreement;

•	in the case of the Stock Purchase Agreement, consummation by each of Phoenix and Brantley IV of their respective obligations under the Stock Purchase Agreement;

•	consummation of the acquisitions of the Rand and On Line businesses;

•	the accuracy of our representations and warranties in the Private Placement Agreements as of the closing date taking into account in certain instances the inclusion of the Rand and On Line businesses as part of our business;

•	delivery of pro forma financial statements giving effect to the acquisitions of the Rand and On Line businesses, the consummation of the private placement, the conversion of the Brantley IV notes and the consummation of senior financing that are satisfactory to Phoenix and Brantley IV;

•	the performance and compliance with all of the covenants made, and obligations to be performed, by the other parties in the Private Placement Agreements prior to the closing;

•	the receipt of all requisite third-party consents;

•	consummation with one or more senior lenders for the provision of not less than $6,500,000 of senior secured financing and, in the case of the Note Purchase Agreement, execution of mutually acceptable intercreditor and subordination agreement(s) among Phoenix, our senior lender and certain of our existing debtholders; and

•	conversion of all shares of Class B Common Stock and Class C Common Stock by the holders thereof into shares of Class A Common Stock or our acquisition and retirement of all such shares, including our acquisition and retiring of the 1,722,983 shares of Class B Common Stock held by Brantley Capital Corporation.
     In connection with the private placement, the parties will enter into a registration rights agreement, pursuant to which the holders of a majority of the shares of Class A Common Stock issuable upon either conversion of the Class D Common Stock or the exercise of the warrants will have the right to require us to register their shares of Class A Common Stock under the Securities Act. The agreement allows them one right to demand that we register their shares of Class A Common Stock under the Securities Act on a registration statement filed with the SEC and unlimited rights to include (or “piggy-back”) the registration of their shares of Class A Common Stock on certain registration statements that we may file with the SEC for other purposes.

     On September 8, 2006 we also entered into a purchase agreement with Brantley Capital Corporation to purchase all 1,722,983 shares of our Class B Common Stock owned by Brantley Capital Corporation at any time between now and December 31, 2006 for an aggregate purchase price of $482,435. Upon our acquisition of these shares of Class B Common Stock they will be retired in accordance with the terms of our certificate of incorporation. We plan to consummate this acquisition simultaneous with the closing of the private placement. We anticipate using a portion of the proceeds from the private placement, along with proceeds from senior bank financing and other funds available to us, to fund the purchase price for our acquisition of the shares of Class B Common Stock owned by Brantley Capital Corporation.
     These shares represent about 16.5% of our outstanding shares of Class B Common Stock (and about 11.5% of our outstanding shares of Class A Common Stock on a fully-diluted basis assuming conversion as of September 5, 2006) and our acquisition of these shares will assist us in satisfying the closing condition to the private placement that requires all holders of shares of our Class B Common Stock and Class C Common to have converted or been acquired by us. Brantley Capital Corporation had previously informed us that they would not convert their shares as required in connection with the consummation of the private placement and our board of directors determined that the terms of this acquisition were in the best interests of our stockholders and our ability to consummate the private placement.
     The transactions contemplated by the foregoing agreements are all expected to close simultaneously, if stockholder approval is obtained as required under the Private Placement Agreements and upon satisfaction of the other relevant closing conditions.
     This description of the material terms of each of the agreements referenced above is qualified by reference to the complete text of the agreements attached as exhibits to this current report.
Section 3 Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities
     The information required by this item is included in Item 1.01 and is incorporated herein by reference.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits — The following exhibits are furnished as part of this current report:

Exhibit	Description

10.1	Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp., Inc., Rand Medical Billing, Inc. and the stockholder of Rand.*

10.2	Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp., Inc., On Line Alternatives, Inc., On Line Payroll Services, Inc., and the shareholders of On Line Alternatives, Inc. and On Line Payroll Services, Inc.*

10.3	Stock Purchase Agreement, dated as of September 8, 2006, by and among Orion HealthCorp., Inc., Phoenix Life Insurance Company and Brantley Partners IV, L.P.*

Exhibit	Description

10.4	Note Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp., Inc. and Phoenix Life Insurance Company.*

10.5	Stock Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp., Inc. and Brantley Capital Corporation.

99.1	Press Release issued by Orion HealthCorp, Inc. on September 11, 2006.

*	Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION HEALTHCORP, INC.
By:	/s/ Stephen H. Murdock
Stephen H. Murdock
Chief Financial Officer

Date: September 11, 2006

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp., Inc., Rand Medical Billing, Inc. and Marvin I. Retsky.*

10.2	Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp., Inc., On Line Alternatives, Inc., On Line Payroll Services, Inc., and the shareholders of On Line Alternatives, Inc. and On Line Payroll Services, Inc.*

10.3	Stock Purchase Agreement, dated as of September 8, 2006, by and among Orion HealthCorp., Inc., Phoenix Life Insurance Company and Brantley Partners IV, L.P.*

10.4	Note Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp., Inc. and Phoenix Life Insurance Company.*

10.5	Stock Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp., Inc. and Brantley Capital Corporation.

99.1	Press Release issued by Orion HealthCorp, Inc. on September 11, 2006.

*	Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.